EXHIBIT 10.6


                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT made as of the 20th day of September, 1999.

AMONG:

         ROSS AUCTIONEERS & APPRAISERS LTD., a company incorporated under the laws of British Columbia and having its head office at 4325 192nd Street, Surrey, British Columbia, V4P 1M5

         (the "Vendor")

                                                               OF THE FIRST PART

AND:

         ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having its head office at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

         (the "Purchaser")

                                                              OF THE SECOND PART

AND:

         ABLEAUCTIONS.COM, INC., a company incorporated under the laws of Florida and having its head office at 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

         (the "Parent Company")

                                                               OF THE THIRD PART

WHEREAS:

A. The Vendor carries on the business of the auction of tools, vehicles, industrial equipment, government surplus equipment, and police seized goods;

B. The Vendor has agreed to sell, and the Purchaser has agreed to purchase, subject to certain exceptions, all of the property, assets, and undertaking of the Vendor's business, as a going concern;

C. The Purchaser is a wholly owned subsidiary of the Parent Company;




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NOW THEREFORE THIS AGREEMENT  WITNESSES that, in  consideration  of the premises and the covenants, agreements, representations, warranties, and payments set forth in this Agreement, the parties covenant and agree as follows:

1.        INTERPRETATION

1.1 Where used in this Agreement, each of the following words will have the following meanings:

(a) "Assets" means all properties and assets normally and necessarily used in the Business, as a going concern, including without limitation:

     (i)       the Goodwill;

     (ii)      the Equipment;

     (iii)     the Material Contracts;

     (iv)      the Intangible Property; and

     (v) all of the Vendor's right, title, and interest in and to all other property and assets, real or personal, tangible or intangible, used by the Vendor or to which the Vendor is entitled in connection with the Business, irrespective of whether these properties and assets are located on the Premises, but does not include:

     (vi)      cash on hand or in banks before the Effective Date; and

     (vii)     the Receivables;

(b) "Business" means the business currently carried on by the Vendor for the auction of tools, vehicles, industrial equipment, government surplus equipment, and police seized goods;

(c) "Closing" means the completion of the sale and purchase of the Assets by transfer and conveyance and the payment of or provision for the Purchase Price, all as provided in this Agreement;

(d)  "Closing Date" means on or before October 15, 1999;

(e)  "Effective Date" means September 20, 1999;

(f) "Equipment" means all machinery, equipment, office inventory for resale, automobiles, trucks, office equipment, furniture, furnishings, tools, stores, and supplies of all kinds used in connection with the Business and leased or owned by the Vendor, including without limitation the machinery, equipment, and other property described in Schedule "A";




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(g)  "Goodwill"   means  the  goodwill  of  the  Business,   together  with  the
     Purchaser's exclusive right to represent itself as carrying on the business in continuation of and in succession to the Vendor and the right to use any words indicating that the Business is so carried on, including the right to use the Names as part of the name of or in connection with the Business or any part thereof carried on or to be carried on by the Purchaser and all
     lists  of  customers,   documents,  records,   correspondence,   and  other
     information related to the Business;

(h) "Indebtedness" means any and all of the Vendor's trade accounts, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities, and undertakings assumed, created, incurred, or made, whether voluntary or involuntary, however incurred or made or arising, whether due or not due (except accrued employees' salaries which are not yet due and obligations of the Vendor under Material Contracts), absolute, inchoate, or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether the Vendor may be liable individually or jointly with others;

(i) "Intangible Property" means all of the Vendor's right and interest to all registered and unregistered trade marks, trade or brand names including the Names, copyrights, designs, inventions, patents, licenses, authorities, restrictive covenants, and other rights used in connection with the Business;

(j) "Lease" means the lease between Ancor Enterprises Inc. and the Vendor dated for reference January 28, 1998 regarding the Premises;

(k) "Material Contracts" means the benefit of all unfilled orders received by the Vendor and forward commitments to purchase made by the Vendor in connection with the Business, and all other contracts, engagements, or commitments, whether written or oral, to which the Vendor is entitled in connection with the Business including without limitation its right, title, and interest in, to, and under the material agreements and contracts described in Schedule "B";

(l)  "Names" means the name "Ross Auctioneers" or any variation;

(m) "Person" means an individual, corporation, body corporate, partnership, joint venture, society, association, trust, or unincorporated organization, or any trustee, executor, administrator, or other legal representative;

(n) "Premises" means that portion of the leasehold lands and premises situated at 16275 84th Avenue, Surrey, British Columbia, used by the Vendor for the Business and more particularly described in the Lease;

(o)  "Purchase  Price"  means the  purchase  price for the  Assets  set forth in section 3.1;




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(p)  "Receivables"  means  all  accounts  receivable,   trade  accounts,   notes
     receivable, and other debts owing to the Vendor as of the Closing Date in connection with or arising out of the Business or otherwise, and the full benefit of all securities for these accounts, notes, or debts; and

(q) "Regulatory Approval" means the approval of the transaction contemplated by this Agreement by any securities regulatory authority having authority over the affairs of the Parent Company and the Purchaser.

1.2       In this Agreement, except as otherwise expressly provided:

(a) "Agreement" means this Agreement, including the preamble and the Schedules, as supplemented or amended from time to time;

(b) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof;

(c) the singular of any term includes the plural and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word "or" is not exclusive and the word "including" is not limited (whether or not non-limited language, such as "without limitation" or "but not limited" to words of similar import, is used with reference thereto);

(d) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in Canada;

(e) any reference to a statute includes and is a reference to that statute and to the regulations made under that statute, with all amendments made to that statute and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or those regulations;

(f) except as otherwise provided, any dollar amount referred to in this Agreement is in Canadian funds; and

(g) any other term defined within the text of this Agreement has the meaning so ascribed.

1.3       The following are the Schedules to this Agreement:

          Schedule                  Description
          --------                  -----------
          A                         List of Equipment
          B                         List of Material Contracts
          C                         Terms of Employment
          D                         Employment Agreements




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2.        PURCHASE AND SALE

2.1 On the terms and subject to the conditions of and based on the representations and warranties contained in this Agreement, the Vendor agrees to sell and the Purchaser agrees to purchase the Assets belonging to or used in the Business, as a going concern, as and from the Effective Date.

2.2       The parties  acknowledge  that the purchase  and sale  provided for in section 2.1 is restricted to the Assets only and without limiting the generality of the foregoing, the Purchaser is not acquiring any assets other than the Assets nor is the Purchaser purchasing any business of the Vendor other than the Business.

3.        PURCHASE PRICE

3.1 The Purchase Price will be the sum of CDN$250,000 plus applicable goods and services tax and provincial social services tax, to be allocated as follows:

(a)   Equipment:                                       $25,000;

(b)   Goodwill, Intangible Property,
      and Material Contracts:                         $225,000.

3.2 In consideration of the sale of the Assets, the Purchaser also agrees to reimburse to the Vendor, on a monthly basis, all rent payments under the Lease.

3.3 The Purchaser will pay and satisfy the Purchase Price on the Closing Date by issuing to the Vendor or its nominee 60,000 shares of common stock of the Parent Company (the "Shares") at a deemed price of US$2.80 per Share.

3.4       The Vendor acknowledges that:

(a) the issuance of the Shares has not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency;

(b) the Purchaser is not registered under the Securities Exchange Act of 1934 (United States);

(c) the Shares will, when issued, be validly issued as fully paid and non-assessable, will be issued pursuant to exemptions from registration and prospectus requirements available under applicable securities laws, and will be subject to resale restrictions imposed pursuant to applicable securities laws;




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(d)  the  certificates  representing  the Shares will bear a legend stating that they have not been registered under the Securities Act of 1933 (United States) (the "1933 Act") or the securities laws of any state of the United States and may not be offered for sale or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

(e) the Vendor has been cautioned to seek its own legal advice as to the resale restrictions applicable to the Shares.

4.        VENDOR'S REPRESENTATIONS AND WARRANTIES

The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

4.1 Status of Vendor. The Vendor is a corporation duly incorporated under the Company Act (British Columbia), is validly existing and in good standing regarding the filing of annual returns until 1998, and has the power and capacity to own and dispose of the Assets, to carry on the Business now being conducted by it, to enter into this Agreement, and carry out its terms to the full extent.

4.2 Authority to Sell. All necessary corporate action on the Vendor's part has duly and validly authorized the signing and delivery of this Agreement and the completion of the transaction contemplated by this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

4.3 Sale will Not Cause Default. Neither the signing nor delivery of this Agreement, nor the completion of the purchase and sale contemplated in this Agreement, will:

(a) violate any of the terms and provisions of the Vendor's Memorandum or Articles, or any judgment, order, decree, statute, by-law, regulation, covenant, restriction, or any Material Contract or agreement applicable to the Vendor or any of the Assets (subject to the obligation to obtain consents, if any, in the Material Contracts);

(b) give any person the right to terminate, cancel, or remove any of the Assets, save to the extent that the consent of third parties is required to assign the Material Contracts; or

(c) result in any fees, duties, taxes, assessments, or other amounts relating to any of the Assets becoming due or payable other than provincial social services tax and goods and services tax payable by the Purchaser in connection with the purchase and sale.

4.4 Assets. The Vendor owns and possesses and has a good and marketable title to the Assets and, on Closing, the Assets will be free and clear of all liens, charges, mortgages, pledges, security interests, encumbrances, or other claims whatsoever.




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4.5       Books and Records. The Vendor's books and records fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the Vendor's financial position, and the Vendor has accurately recorded all of its material financial transactions relating to the Business in those books and records.

4.6       Material Change. Since August 31, 1999, there has not been:

(a) any material change in the financial condition of the Business, its liabilities, or the Assets, other than changes in the ordinary course of business, none of which has been materially adverse; or

(b) any damage, destruction, loss, or other event (whether or not covered by insurance) materially and adversely affecting the Assets or the Business.

4.7 Litigation. To the Vendor's knowledge, there is no litigation or administrative or government proceeding or inquiry pending or threatened against or relating to the Vendor, the Business, or any of the Assets, and the Vendor does not know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry.

4.8 Conformity with Laws. The Vendor has obtained all governmental licenses and permits required for the conduct in the ordinary course of the operations of the Business and the uses to which the Assets have been put and the licenses and permits are in good standing and the conduct and uses are not in breach of any statute, by-law, regulation, covenant, restriction, plan, or permit, provided that the Vendor will not transfer the government licenses and permits to the Purchaser and the Purchaser will be responsible for obtaining its own permits and licenses.

4.9 No Collective Agreement. The Vendor is not a party to any collective agreement relating to the Business with any labour union or other association of employees and no part of the Business has been certified as a unit appropriate for collective bargaining.

4.10 Terms of Employment. The name of each present employee of the Vendor, the duration of the employment of each employee with the Vendor, and the Vendor's remuneration and benefit obligations and accrued vacation pay of each employee is accurately set out in Schedule "C", and the Vendor will have paid the full amounts of salaries, pensions, bonuses, commissions, and other remuneration of any nature, including severance pay and unpaid earned wages of the Vendor's employees and salespersons, as at the Closing Date up to the most recent pay day, and there is no employee who cannot be dismissed on less than two months' notice without further liability.

4.11 No Defaults. Except as otherwise expressly disclosed in this Agreement, there has been no material default in any term, condition, provision, or obligation to be performed under the Lease or any Material Contract, each of which is in good standing and in full force and effect, unamended.




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4.12      List of  Material  Contracts.  The  Schedule  of  Material  Contracts,
Schedule "B", contains a true and correct listing of each written or oral contract of the following types to be acquired or assumed by the Purchaser:

(a)  contracts or commitments out of the ordinary course of business;

(b) contracts or commitments involving an obligation to pay in the aggregate $10,000 or more or of a duration greater than one year;

(c) contracts or commitments affecting ownership of or title to or any interest in the Assets;

(d) except as required by statute or regulation, contracts or commitments for bonuses, incentive compensation, pensions, group insurance, or employee welfare plans, all of which are fully funded as determined by an independent and reputable firm of actuaries employed by the Vendor; and

(e)  employment   contracts  or  commitments  other  than  unwritten  employment contracts of indefinite duration entered into in the ordinary course of the Business.

4.13 Accuracy of Representations. No certificate furnished by or on behalf of the Vendor to the Purchaser at the Closing Date regarding the Vendor's representations, warranties, or covenants in this Agreement will contain any untrue statement of a material fact or omit to state a material fact known to the maker of the certificate necessary to make the statements contained in the certificate not misleading.

4.14 Exclusions and Limitations. Despite anything to the contrary in this Agreement, the Vendor makes no representations or warranties regarding the Intangible Property or its right to the Names or use of the Names except that:

(f) the Vendor has not granted the right or license to any person to use the Names;

(g) the Vendor has not received notice from any person that the Vendor's use of the Names infringes the rights of any other person; and

(h) the Vendor has not assigned any rights to the Names or any other trademarks to any other person.

4.15 Canadian Resident. The Vendor is a resident in Canada within the meaning of the Income Tax Act (Canada).

4.16 Condition of Equipment. To the Vendor's best knowledge, all machinery and equipment comprised in the Assets are in normal operating condition and in a state of reasonable maintenance and repair and the Equipment represents all machinery and equipment owned by the Vendor and used by the Vendor in the operation of the Business.




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4.17      No Lien  Indebtedness.  The Vendor has no  Indebtedness  to any Person
which might, by operation of law or otherwise, now or hereafter, constitute a lien, charge, or encumbrance on any of the Assets, except for encumbrances which will be discharged on or following Closing on conditions satisfactory to the Purchaser's lawyer acting reasonably.

4.18 No Infringement. To the best of the Vendor's knowledge, no copyright, franchise or license, patent right, trade mark, trade name, or other of the Vendor's Intangible Property used in or relating to the Business in any way infringes on the right of any Person under or regarding any patent, trade mark, trade name, copyright, or other industrial or intellectual property.

4.19 No Liability for Indebtedness. There is no Indebtedness of any kind whatsoever, whether or not determined or determinable relating to the Business, for which the Purchaser may become liable on or after the Closing Date.

4.20 No Other Agreement. There is no written or oral agreement, option, understanding, or commitment, or any right or privilege capable of becoming an agreement, for the purchase of the Business or any of the Assets from the Vendor, other than purchase orders accepted by the Vendor in the ordinary course of the operation of the Business.

4.21 Schedules Accurate. To the Vendor's best knowledge, all information set out in the Schedules to this Agreement is complete and accurate in every material respect.

5.        VENDOR'S COVENANTS

5.1 Conduct of Business. Until the Closing Date, the Vendor will conduct the Business diligently and only in the ordinary course and will use its best efforts to preserve the Assets intact, to keep available to the Purchaser its present employees, and to preserve for the Purchaser its relationship with its suppliers, customers, and others having business relations with it.

5.2 Access by Purchaser. The Vendor will give to the Purchaser and its officers, counsel, accountants, and other representatives full access, during normal business hours throughout the period before the Closing Date, to all of the Assets and of the Vendor's properties, books, contracts, commitments, and records relating to the Business, and will furnish to the Purchaser during this period all information that the Purchaser may reasonably request.

5.3 Insurance. From this date until the Closing Date, the Vendor will obtain and maintain in full force and effect policies of insurance adequate to insure the replacement value of the Assets.

5.4       Procure  Consents.   The  Purchaser  and  the  Vendor  will  cooperate
regarding obtaining any consents that may be required to validly assign the Material Contracts to the Purchaser.




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5.5       Covenant of Indemnity. The Vendor will indemnify and hold harmless the
Purchaser from and against:

(a)  any and all Indebtedness existing at or arising after the Closing Date;

(b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfillment of any covenant on the Vendor's part under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing.

5.6 Termination of Employees. The Vendor will, as of the Closing Date, terminate the employment of all employees to whom the Purchaser has made an offer of employment under section 7.1 and will indemnify and save harmless the Purchaser from and against all claims by any employee of the Vendor for wages, salaries, bonuses, pension or other benefits, severance pay, notice or pay in lieu of notice, and holiday pay for any period before the Closing Date.

5.7 Steps to Transfer Assets. The Vendor will, before the Closing Date, take or cause to be taken all proper steps, actions, and corporate proceedings on its part (including the approval of the sale by the Vendor's directors and shareholders) to enable it to vest a good and marketable title in the Purchaser to the Assets, free and clear of all liens, mortgages, encumbrances, equities, or claims of every nature and kind.

5.8 Care of Assets. From the signing of this Agreement to the Closing Date, the Vendor will take reasonable care to protect and safeguard the Assets and do all necessary repairs and maintenance to the assets that the Vendor uses in the operations of the Business, and will not sell or dispose of any of the Assets except in the ordinary course of business.

5.9 Pay Employees. The Vendor will pay to all employees in the Business all wages and salaries and all amounts due in lieu of vacation pay and will pay all source deductions up to and including the Closing Date.

5.10 Tax Filings. The Vendor will, from the signing of this Agreement to the Closing Date, make all necessary tax, government, and other filings in a timely fashion.

5.11 Adverse Development. The Vendor will, from the signing of this Agreement to the Closing Date, promptly advise the Purchaser regarding any development which materially affects the Business or the Assets, in either case taken as a whole.




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6.        PURCHASER'S REPRESENTATIONS AND WARRANTIES

The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated in this Agreement:

6.1 Status of Purchaser. The Purchaser is a corporation duly incorporated and in good standing under the laws of British Columbia, is validly existing, and has the power and capacity to enter into this Agreement and to carry out its terms.

6.2 Status of Parent Company. The Parent Company is a corporation duly incorporated and in good standing under the laws of Florida, is validly existing, and has the power and capacity to enter into this Agreement and to carry out its terms. The Parent Company's shares of common stock are quoted for trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board.

6.3 Authority to Purchase. All necessary corporate action on the Purchaser's part has duly and validly authorized the signing and delivery of this Agreement and the completion of the transaction contemplated by this Agreement, and this Agreement constitutes a legal, valid, and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as limited by laws of general application affecting the rights of creditors.

7.        PURCHASER'S COVENANTS

7.1 Offer Employment. The Purchaser covenants with the Vendor to offer employment only to Ronald H. Smallwood, Ruth E. Smallwood, and Richie Smallwood on the terms and conditions contained in the employment agreements attached as Schedule "D". The Purchaser also agrees to reimburse the Vendor for all employee wages paid by the Vendor from September 20, 1999 to and including December 31, 1999 in respect of the other employees listed in Schedule "C" who are not offered employment directly by the Purchaser.

7.2 Social Services Tax and Goods and Services Tax. The Purchaser will be liable for and will pay on Closing, with proof of payment satisfactory to the Vendor, all provincial social services taxes, registration charges, and transfer fees properly payable on and in connection with the Vendor's sale and transfer of the Assets to the Purchaser. The Purchaser will pay to the Vendor for remittance to the Excise Tax Branch, Revenue Canada, all goods and services tax unless, by provisions of the Excise Tax Act, the Vendor is under no obligation to collect and has no liability for failure to collect that tax. The Vendor will provide the Purchaser with proof of payment, if required, of all goods and services tax.

7.3 Consents. The Purchaser will, at the Vendor's request, sign and deliver all applications for consent and all assumption agreements, provide all information necessary to obtain the consents referred to in section 5.4, and assist and co-operate with the Vendor in obtaining those consents.




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7.4       Assumption of Material  Contracts.  The Purchaser agrees to assume all of the Vendor's obligations and liabilities under the Material Contracts as of the Effective Date.

7.5 Indemnity. The Purchaser will jointly and severally indemnify and hold harmless the Vendor from and against:

(a) any and all covenants, provisions, or obligations of or under the Material Contracts arising after the Closing Date;

(b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfillment of any covenant on the Purchaser's part under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Vendor; and

(c) any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incident to any of the foregoing.

8.        SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS

8.1 Representations, Warranties, and Covenants of Vendor. All statements contained in any certificate or other instrument delivered by or on behalf of the Vendor under this Agreement will be deemed to be the Vendor's representations and warranties. All of the Vendor's representations, warranties, covenants, and agreements in this Agreement will, unless otherwise expressly stated, survive the Closing Date and any investigation at any time made by or on behalf of the Purchaser and, subject to section 8.2, will continue in full force and effect for the Purchaser's benefit.

8.2 Limitation on Vendor's Indemnity. No claim by the Purchaser under the covenant of indemnity contained in section 5.5 or for damages or other relief regarding the Vendor's breach of warranty or breach of covenant under this Agreement will be valid unless:

(a) the Purchaser gives to the Vendor written notice of the claim before the expiration of 12 months after the Closing Date; and

(b)  the aggregate amount of all claims exceeds $5,000.

8.3 Purchaser's Representations, Warranties, and Covenants. All of the Purchaser's representations, warranties, covenants, and agreements in this Agreement will, unless otherwise expressly stated, survive the Closing Date and any investigation at any time made by or on behalf of the Purchaser and will continue in full force and effect for the Vendor's benefit.

8.4 Limitation on Purchaser's Indemnity. No claim by the Vendor under the covenant of indemnity contained in section 7.5 or for damages or other relief regarding the Purchaser's breach of warranty or breach of covenant under this Agreement will be valid unless:

(a) the Vendor gives to the Purchaser written notice of the claim before the expiration of 12 months after the Closing Date; and

(b)  the aggregate amount of all claims exceeds $5,000.

9.        CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

All of the Purchaser's obligations under this Agreement are subject to the fulfillment at or before the Closing Date of the following conditions:

9.1 Vendor's Representations and Warranties. The Vendor's representations and warranties contained in this Agreement and in any certificate or document delivered under this Agreement will be true at and as of the Closing Date if the Vendor made the representations and warranties at and as of that time.

9.2 Vendor's Covenants. The Vendor will have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it before or at the Closing Date.

9.3 Vendor's Certificate. The Vendor will have delivered to the Purchaser a certificate of the Vendor's President, as an officer of the Vendor and not in his personal capacity, dated the Closing Date and certifying in detail that the Purchaser may specify to the fulfillment of the conditions set forth in sections
9.1 and 9.2.

9.4 Opinion of Counsel. The Purchaser will have received from the Vendor's legal counsel an opinion dated the Closing Date that the Vendor has taken all necessary steps and corporate proceedings to validly transfer the Assets to the Purchaser, and that, to the knowledge of legal counsel but without investigation, there are no claims, actions, or proceedings, pending or threatened against or affecting the Assets or the transfer of the Assets to the Purchaser.

9.5 Independent Valuation. The Purchaser will have obtained an independent valuation of the Assets indicating a value of not less than CDN$250,000.

9.6 Smallwood Employment. Richie Smallwood will have signed a five year employment agreement with the Purchaser in the form attached as Schedule "D".

9.7       Regulatory  Approval.  The Purchaser  will have obtained all approvals
that  may  be  required  from  all  securities  regulatory   authorities  having
jurisdiction over the affairs of the Purchaser.

9.8 No Adverse Affect. Before the Closing Date, the Vendor will not have experienced any event or condition or have taken any action of any kind adversely affecting the Assets or the Business to materially reduce the value of the Assets or the Business to the Purchaser.

The foregoing conditions are for the Purchaser's exclusive benefit and the Purchaser may waive any condition in whole or in part before or at the Closing Date by delivering to the Vendor a signed written waiver.

10.       CONDITIONS PRECEDENT TO THE VENDOR'S OBLIGATIONS

All of the Vendor's obligations under this Agreement are subject to the fulfillment, before or at the Closing Date, of the following conditions:

10.1 Purchaser's Representations and Warranties. The Purchaser's representations and warranties contained in this Agreement will be true at and as of the Closing Date as though the Purchaser made the representations and warranties at and as of that time.

10.2 Purchaser's Covenants. The Purchaser will have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it before or at the Closing Date.

10.3 Consents of Third Parties. The Vendor will have obtained all consents or approvals required to be obtained to sell, assign, or transfer the Assets, provided that the Vendor may only rely on this condition if the Vendor has diligently used its best efforts to procure all consents or approvals and the Purchaser has not waived the need for any consents or approvals.

The foregoing conditions are for the Vendor's exclusive benefit and the Vendor may waive any condition in whole or in part before or at the Closing Date by delivering to the Purchaser a signed written waiver.

11.       CLOSING

11.1 Time of Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Assets will close on the Closing Date.

11.2 Place of Closing. The Closing will take place at the offices of the Purchaser's solicitor, Claudia L. Losie, 1700 - 1185 West Georgia Street, Vancouver, British Columbia, V6E 4E6.

11.3 Effective Date. Despite the Closing Date being after September 20, 1999, the Closing will take place effective on the Effective Date. From and after the Effective Date, the Business will be operated for the benefit of the Purchaser so that the Purchaser will receive all profits of the Business that may arise or accrue from and after the Effective Date.

11.4 Documents to be Delivered by the Vendor. At the Closing, the Vendor will deliver or cause to be delivered to the Purchaser:

(a) all deeds of conveyance, bills of sale, transfer, and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of these instruments is required;

(b)  possession of the Assets;

(c)  the certificate of the Vendor's President under section 9.3;

(d) signed releases of or evidence to the Purchaser's reasonable satisfaction for the discharge of any and all Indebtedness and encumbrances which may be enforceable against any of the Assets being purchased or trust conditions agreed on by lawyers for the Vendor and the Purchaser discharging the same;

(e) certified copies of resolutions of the Vendor's directors and shareholders that are required to be passed to authorize the signing, delivery, and implementation of this Agreement and of all documents to be delivered by the Vendor under this Agreement; and

(f) all lists of customers, brochures, samples, price lists, files, records, documents, and other information related to the Business, and all licenses, authorities, and other rights used in connection with the Business included in the Assets.

11.5 Documents to be Delivered by the Purchaser. At the Closing, the Purchaser will deliver or cause to be delivered:

(a) a certificate registered in the name of the Vendor or its nominee representing the Shares; and

(b) signed employment agreements between the Purchaser and each of Ronald H. Smallwood, Ruth E. Smallwood, and Richie Smallwood in the forms attached as Schedule "D".

12.       RISK OF LOSS

From this date to the Closing Date, the Assets will be and remain at the Vendor's risk. If any of the Assets are lost, damaged, or destroyed before the Closing Date and are not replaced by the Vendor, the Purchaser may terminate this Agreement on written notice to the Vendor or elect by notice in writing to the Vendor to complete the purchase to the extent possible without reduction of the Purchase Price, in which event all proceeds of any insurance or compensation for any loss, damage, or destruction will be paid to the Purchaser and all of the Vendor's right and claim to any amounts not paid by the Closing Date will be assigned to the Purchaser by written assignment in form and substance satisfactory to the Purchaser's counsel.

13.       RESTRICTIVE COVENANT

The Vendor and its shareholders, directors, and officers will not, for and during the period of two years from the Closing Date, directly or indirectly engage in or carry on, individually or in partnership or in conjunction with any one or more persons, firms, associations, syndicates, or corporations, as principal, agent, employee, director, officer, shareholder of any corporation, guarantor, creditor, or in any manner whatsoever, within the Lower Mainland of British Columbia, any business which is the same as or similar to, in whole or in part, the Business. The Vendor acknowledges that it has considered this provision and that this provision is, regarding their interests and those of the Purchaser, reasonable as to all of the circumstances of the transactions contemplated by this Agreement.

14.       FURTHER ASSURANCES

The parties will sign all other documents and do all other things necessary to carry out and give effect to the intent of this Agreement.

15.       NOTICE

Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing. This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within three business days from the date of posting if mailed from Vancouver, British Columbia.

16.       ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no terms, conditions, or agreements collateral to this Agreement other than as expressly set forth or referred to in this Agreement. This Agreement supersedes all letters of intent or agreements made between the parties before the date of this Agreement.

17.       TIME OF THE ESSENCE

Time will be of the essence of this Agreement.

18.       APPLICABLE LAW

This Agreement will be governed by and interpreted in accordance with the laws of British Columbia.

19.       SUCCESSORS AND ASSIGNS

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors, and assigns.


     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.


THE CORPORATE SEAL OF                   )
ROSS AUCTIONEERS AND                    )
APPRAISERS LTD.                         )
was affixed in the presence of:         )
                                        )
                                        )
/s/ Ron Smallwood                       )   c/s
-------------------------------------   )
Authorized Signatory                    )
                                        )
/s/ Mrs. Ruth Smallwood                 )
-------------------------------------   )
Authorized Signatory                    )


THE CORPORATE SEAL OF                   )
ABLE AUCTIONS (1991) LTD.               )
was affixed in the presence of:         )
                                        )
                                        )
/s/ Abdul Ladha                         )   c/s
-------------------------------------   )
Authorized Signatory                    )
                                        )
-------------------------------------   )
Authorized Signatory                    )


THE CORPORATE SEAL OF                   )
ABLEAUCTIONS.COM, INC.                  )
was affixed in the presence of:         )
                                        )
                                        )
/s/ Abdul Ladha                         )   c/s
-------------------------------------   )
Authorized Signatory                    )
                                        )
-------------------------------------   )
Authorized Signatory                    )

                                  SCHEDULE "A"

                                List of Equipment


WHITE MA 40 FORKLIFT SER. #26103602
NON WORKING WHITE FORKLIFTS
MISCELLANEOUS SHELVING & PALLET RACKING IN BUILDING
MINOLTA EP5320 PHOTOCOPIER
BACK PACK BLOWER
AUCTION PA SYSTEM
AUCTION TRUCK INDUSTRIAL AUCTION STAND
2 GLASS SHOWCASES
2 HAND TRUCKS
2 PALLET MOVERS
WALL MOUNT BATTERY CHARGER
1985 GMC 5 TON TRUCK
MISCELLANEOUS OFFICE SUPPLIES, ADDING MACHINES, PIGEONHOLES, ETC.
GREEN AIR COMPRESSOR
FLOOR STAGING
KEY ON SITE BUILDING

                                  SCHEDULE "B"

                           List of Material Contracts

1.   Standing Office Agreement dated * with School District No. 43 (Coquitlam)

2. Agreement dated September 2, 1999 with the Vancouver Regional Cooperative Purchasing Group.

3.   Agreement dated May 9, 1997 with the Workers' Compensation Board.

4.   List of various government clients (see attached).

                                  SCHEDULE "C"

                               Terms of Employment


          Name of Employee                            Wage/Salary
          ----------------                            -----------
         Ronald H. Smallwood                          $2,500/month

          Ruth E. Smallwood                           $2,500/month

          Richie Smallwood                            $5,000/month

            Bryan Wilkins                             $10.00/hour

            Shawnna Ayers                              $9.00/hour

    Miscellaneous Part-Time Help                       $9.00/hour

                                  SCHEDULE "D"

                              Employment Agreements

                              EMPLOYMENT AGREEMENT

THIS AGREEMENT is made effective the 20th day of September, 1999.

BETWEEN:

            ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having its head office located 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

            (the "Company")

                                                               OF THE FIRST PART

AND:

            RONALD H. SMALLWOOD, of 4325 192nd Street, Surrey,
            British Columbia, V4P 1M5

            ("Smallwood")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is an auctioneer and liquidator of a broad range of office equipment, furniture, and industrial equipment;

B. Under an asset purchase agreement dated for reference September 20, 1999 (the "Asset Purchase Agreement"), the Company purchased all of the property, assets, and undertaking of the business of Ross Auctioneers & Appraisers Ltd. ("Ross"), being the auction of tools, vehicles, industrial equipment, government surplus equipment, and police seized goods (the "Business");

C. Pursuant to the Asset Purchase Agreement, the Business became a division of the Company effective September 20, 1999; and

D. The Company has agreed to continue to employ Smallwood, being the director and President of Ross, in the Business and Smallwood has agreed to accept that employment, subject to the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, for valuable consideration, the parties mutually agree as follows:

1.        EMPLOYMENT

1.1 Subject to the terms and conditions of this Agreement, the Company employs Smallwood to perform the duties set out in section 2.1 (the "Duties").

1.2 Smallwood's obligation to perform the Duties and the Company's obligation to pay the remuneration to Smallwood will commence on September 20, 1999 (the "Effective Date") and will continue until December 31, 1999 unless earlier terminated in accordance with Article 5 of this Agreement (the "Term").

2.        DUTIES

2.1 Smallwood will use his best efforts to manage the set-up of an auction site, including displays and advertising.

2.2 Smallwood will perform the Duties in a diligent, professional, and efficient manner to preserve and enhance the Company's corporate image and will faithfully devote the time, effort, and ability necessary to perform the Duties.

3.        REMUNERATION

3.1 The Company will pay Smallwood $834 for the period September 20 to September 30, 1999. Beginning October 1, 1999, the Company will pay Smallwood at the monthly rate of $2,500, payable in two equal instalments (less applicable source deductions) on the 15th day (or the business day immediately before the 15th day, if the latter is not a business day) and the last business day of each month during the Term.

3.2 The Company will pay all reasonable expenses actually and properly incurred by Smallwood in connection with his performance of the Duties to a maximum of $600 per month against delivery to the Company of invoices evidencing those expenses.

4.        RELATIONSHIP OF THE PARTIES

4.1 The Duties are personal in character and Smallwood cannot assign either this Agreement or any rights or benefits arising under this Agreement. In performing the Duties, Smallwood will operate as and will have the status of an employee and will not act or hold himself out as or be an agent or partner of the Company.

5.        TERMINATION AND RENEWAL

5.1 During the Term, the Company may terminate this Agreement and the employment of Smallwood at any time for "just cause" by giving written notice to Smallwood. For the purpose of this Agreement, "just cause" is defined as:

     (a) the wilful and continued failure by Smallwood to substantially perform the Duties 10 days after a written demand for substantial performance is delivered to Smallwood, which demand specifically identifies the manner in which Smallwood has not substantially performed his duties and responsibilities;

     (b) any dishonesty on the part of Smallwood that materially affects the Company;

     (c) the conviction of Smallwood for any crime involving moral turpitude, fraud, or misrepresentation; and

     (d)  any wilful and intentional act on Smallwood's  part that  demonstrably
          and  materially   injures  the  reputation,   business,   or  business
          relationships of the Company.

5.2 Smallwood may terminate this Agreement if, without his express written consent, the Company breaches any material terms of this Agreement and fails to remedy that breach within 10 days of Smallwood's written notice to the Company.

5.3 On termination of this Agreement for any reason, Smallwood will deliver to the Company all documents pertaining to the Company or its business, including without limitation all correspondence, reports, contracts, data bases related to the Company, and anything included in the definition of "Work Product" set out in section 6.1.

6.        CONFIDENTIALITY

6.1 All reports, documents, customer lists, concepts, and products, together with any business contracts or any business opportunities prepared, produced, developed, or acquired by Smallwood, directly or indirectly, in connection with Smallwood's performance of the Duties (collectively, the "Work Product") will belong exclusively to the Company or any of its affiliates, as appropriate (collectively, the "Ableauctions Companies"), which will be entitled to all rights, interest, profits, or benefits in respect of the Work Product.

6.2 Smallwood will not make any copies, summaries, or other reproductions of any Work Product without the Company's express written permission, provided that the Company permits Smallwood to maintain one copy of the Work Product for his own use.

6.3 Smallwood will not disclose any information, documents, or Work Product which Smallwood develops or to which Smallwood may have access by virtue of his performance of the Duties to any person not expressly authorized in writing by the Company for that purpose. Smallwood will comply with any directions that the Company may make to ensure the safeguarding or confidentiality of all information, documents, and Work Product.

6.4 Smallwood will not disseminate or distribute any of the Work Product or any other written or printed information about the Ableauctions Companies or their business to the media, members of the public, shareholders of the Ableauctions Companies, prospective investors, members of the investment or brokerage community, securities regulators, or any other third party, without the Company first reviewing and approving the Work Product or other information before dissemination or distribution.

6.5. Smallwood will not, either directly or indirectly as a member or associate of any person, make any use of any confidential information for the purpose of soliciting the business of any customer or former customer of the Ableauctions Companies, or for the purpose of appropriating any business opportunity whatsoever available to or which might be available to the Ableauctions Companies.

6.6 Smallwood acknowledges and agrees that the confidential information is and will be of a special and unique character, the loss of which cannot be reasonably, readily, or accurately calculated in monetary terms. Accordingly, the Ableauctions Companies will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this Agreement by Smallwood. Resort to equitable relief, however, will not be construed to be a waiver of any other right or remedy which the Ableauctions Companies may have for damages or otherwise.

6.7 Smallwood agrees that for a period of two years following the date of this Agreement, he will not:

     (a) encourage or entice any persons who are employees, contractors, or suppliers of the Ableauctions Companies during the Term of this Agreement, or who were employees, contractors, or suppliers of the Ableauctions Companies at any time within the 30 days preceding the date of this Agreement, to seek employment or service or contracts for supply with persons other than the Ableauctions Companies; or

     (b) offer employment or service or contracts, directly or indirectly, to any persons who are employees, contractors, or suppliers of the Ableauctions Companies during the Term of this Agreement, or who were employees, contractors, or suppliers of the Ableauctions Companies at any time within the 30 days preceding the date of this Agreement.

6.8 On termination of this Agreement, Smallwood will furnish to the Company a certificate in a form approved by the Company's solicitors which declares that Smallwood has not:

     (a) divulged, disclosed, distributed, or otherwise made available to any person any confidential information; or

     (b)  reproduced or made any use whatsoever of any confidential information;
          or

     (c) acted contrary to the provision of the above; except with the Company's prior written consent.

The remedies afforded to the Ableauctions Companies by this Agreement will be cumulative and not alternative and will be in addition to and not in substitution for any other rights and remedies available to the participants at law or in equity, including the remedy of injunctive relief.

7.        NON-COMPETITION CLAUSE

7.1 Smallwood agrees with the Company that he will not, except as an employee of the Company or any of its affiliates:

     (a) at any time during the Term or any other association with an affiliated company and during any notice period while Smallwood is receiving remuneration from the Company or an affiliated company, or

     (b) for a period of two years, where the Term or the association of Smallwood with an affiliated company is terminated for whatever reason,

either individually or in a partnership or jointly or in conjunction with any person, firm, corporation, government, association, or syndicate (a "Business Entity") as principal, agent, employee, director, officer, consultant, or in any other manner, carry on or be engaged in any Business Entity engaged in or concerned with or interested in the Business or any other business of the Ableauctions Companies within the Lower Mainland of British Columbia.

8.        NOTICES

8.1 Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing. This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within three business days from the date of posting if mailed from Vancouver, British Columbia.

9.        FURTHER ASSURANCES

9.1 Each party will at any time and from time to time, at the other's request, sign and deliver other documents and do other things that the other party may reasonably request to carry out and give full effect to the terms, conditions, and intent of this Agreement.

10.       ENUREMENT

10.1 This Agreement will enure to the benefit of and be binding on the parties to this Agreement and their respective personal representatives, successors, and permitted assigns.

11.       LAW

11.1 This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties irrevocably attorn to the courts of British Columbia.


          IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.


ABLE AUCTIONS (1991) LTD.
Per:


---------------------------------
Authorized Signatory



---------------------------------
RONALD H. SMALLWOOD

                              EMPLOYMENT AGREEMENT

THIS AGREEMENT is made effective the 20th day of September, 1999.

BETWEEN:

          ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having its head office located 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

          (the "Company")

                                                               OF THE FIRST PART

AND:

          RUTH E. SMALLWOOD, of 4325 192nd Street, Surrey,
          British Columbia, V4P 1M5

          ("Smallwood")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is an auctioneer and liquidator of a broad range of office equipment, furniture, and industrial equipment;

B. Under an asset purchase agreement dated for reference September 20, 1999 (the "Asset Purchase Agreement"), the Company purchased all of the property, assets, and undertaking of the business of Ross Auctioneers & Appraisers Ltd. ("Ross"), being the auction of tools, vehicles, industrial equipment, government surplus equipment, and police seized goods (the "Business");

D. Pursuant to the Asset Purchase Agreement, the Business became a division of the Company effective September 20, 1999; and

D. The Company has agreed to continue to employ Smallwood, being the Secretary of Ross, in the Business and Smallwood has agreed to accept that employment, subject to the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, for valuable consideration, the parties mutually agree as follows:

1.        EMPLOYMENT

1.1 Subject to the terms and conditions of this Agreement, the Company employs Smallwood to perform the duties set out in section 2.1 (the "Duties").

1.2 Smallwood's obligation to perform the Duties and the Company's obligation to pay the remuneration to Smallwood will commence on September 20, 1999 (the "Effective Date") and will continue until December 31, 1999 unless earlier terminated in accordance with Article 5 of this Agreement (the "Term").

2.        DUTIES

2.2 Smallwood will use her best efforts to act as an auction cashier, responsible for the collection and deposit of all monies received from the auction sales and the accounting of the items sold with payments to the proper auction consigners.

2.2 Smallwood will perform the Duties in a diligent, professional, and efficient manner to preserve and enhance the Company's corporate image and will faithfully devote the time, effort, and ability necessary to perform the Duties.

3.        REMUNERATION

3.1 The Company will pay Smallwood $834 for the period September 20 to September 30, 1999. Beginning October 1, 1999, the Company will pay Smallwood at the monthly rate of $2,500, payable in two equal instalments (less applicable source deductions) on the 15th day (or the business day immediately before the 15th day, if the latter is not a business day) and the last business day of each month during the Term.

4.        RELATIONSHIP OF THE PARTIES

4.1 The Duties are personal in character and Smallwood cannot assign either this Agreement or any rights or benefits arising under this Agreement. In performing the Duties, Smallwood will operate as and will have the status of an employee and will not act or hold herself out as or be an agent or partner of the Company.

5.        TERMINATION AND RENEWAL

5.2 During the Term, the Company may terminate this Agreement and the employment of Smallwood at any time for "just cause" by giving written notice to Smallwood. For the purpose of this Agreement, "just cause" is defined as:

     (a) the wilful and continued failure by Smallwood to substantially perform the Duties 10 days after a written demand for substantial performance is delivered to Smallwood, which demand specifically identifies the manner in which Smallwood has not substantially performed her duties and responsibilities;

     (b) any dishonesty on the part of Smallwood that materially affects the Company;

     (c) the conviction of Smallwood for any crime involving moral turpitude, fraud, or misrepresentation; and

     (d)  any wilful and intentional act on Smallwood's  part that  demonstrably
          and  materially   injures  the  reputation,   business,   or  business
          relationships of the Company.

5.2 Smallwood may terminate this Agreement if, without her express written consent, the Company breaches any material terms of this Agreement and fails to remedy that breach within 10 days of Smallwood's written notice to the Company.

5.3 On termination of this Agreement for any reason, Smallwood will deliver to the Company all documents pertaining to the Company or its business, including without limitation all correspondence, reports, contracts, data bases related to the Company, and anything included in the definition of "Work Product" set out in section 6.1.

6.        CONFIDENTIALITY

6.1 All reports, documents, customer lists, concepts, and products, together with any business contracts or any business opportunities prepared, produced, developed, or acquired by Smallwood, directly or indirectly, in connection with Smallwood's performance of the Duties (collectively, the "Work Product") will belong exclusively to the Company or any of its affiliates, as appropriate (collectively, the "Ableauctions Companies"), which will be entitled to all rights, interest, profits, or benefits in respect of the Work Product.

6.2 Smallwood will not make any copies, summaries, or other reproductions of any Work Product without the Company's express written permission, provided that the Company permits Smallwood to maintain one copy of the Work Product for her own use.

6.3 Smallwood will not disclose any information, documents, or Work Product which Smallwood develops or to which Smallwood may have access by virtue of her performance of the Duties to any person not expressly authorized in writing by the Company for that purpose. Smallwood will comply with any directions that the Company may make to ensure the safeguarding or confidentiality of all information, documents, and Work Product.

6.4 Smallwood will not disseminate or distribute any of the Work Product or any other written or printed information about the Ableauctions Companies or their business to the media, members of the public, shareholders of the Ableauctions Companies, prospective investors, members of the investment or brokerage community, securities regulators, or any other third party, without the Company first reviewing and approving the Work Product or other information before dissemination or distribution.

6.5 Smallwood will not, either directly or indirectly as a member or associate of any person, make any use of any confidential information for the purpose of soliciting the business of any customer or former customer of the Ableauctions Companies, or for the purpose of appropriating any business opportunity whatsoever available to or which might be available to the Ableauctions Companies.

6.6 Smallwood acknowledges and agrees that the confidential information is and will be of a special and unique character, the loss of which cannot be reasonably, readily, or accurately calculated in monetary terms. Accordingly, the Ableauctions Companies will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this Agreement by Smallwood. Resort to equitable relief, however, will not be construed to be a waiver of any other right or remedy which the Ableauctions Companies may have for damages or otherwise.

6.7 Smallwood agrees that for a period of two years following the date of this Agreement, she will not:

     (a) encourage or entice any persons who are employees, contractors, or suppliers of the Ableauctions Companies during the Term of this Agreement, or who were employees, contractors, or suppliers of the Ableauctions Companies at any time within the 30 days preceding the date of this Agreement, to seek employment or service or contracts for supply with persons other than the Ableauctions Companies; or

     (b) offer employment or service or contracts, directly or indirectly, to any persons who are employees, contractors, or suppliers of the Ableauctions Companies during the Term of this Agreement, or who were employees, contractors, or suppliers of the Ableauctions Companies at any time within the 30 days preceding the date of this Agreement.

6.8 On termination of this Agreement, Smallwood will furnish to the Company a certificate in a form approved by the Company's solicitors which declares that Smallwood has not:

     (a) divulged, disclosed, distributed, or otherwise made available to any person any confidential information; or

     (b)  reproduced or made any use whatsoever of any confidential information;
          or

     (c) acted contrary to the provision of the above; except with the Company's prior written consent.

The remedies afforded to the Ableauctions Companies by this Agreement will be cumulative and not alternative and will be in addition to and not in substitution for any other rights and remedies available to the participants at law or in equity, including the remedy of injunctive relief.

7.        NON-COMPETITION CLAUSE

7.1 Smallwood agrees with the Company that she will not, except as an employee of the Company or any of its affiliates:

     (a) at any time during the Term or any other association with an affiliated company and during any notice period while Smallwood is receiving remuneration from the Company or an affiliated company, or

     (b) for a period of two years, where the Term or the association of Smallwood with an affiliated company is terminated for whatever reason,

either individually or in a partnership or jointly or in conjunction with any person, firm, corporation, government, association, or syndicate (a "Business Entity") as principal, agent, employee, director, officer, consultant, or in any other manner, carry on or be engaged in any Business Entity engaged in or concerned with or interested in the Business or any other business of the Ableauctions Companies within the Lower Mainland of British Columbia.

8.        NOTICES

8.1 Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing. This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within three business days from the date of posting if mailed from Vancouver, British Columbia.

9.        FURTHER ASSURANCES

9.1 Each party will at any time and from time to time, at the other's request, sign and deliver other documents and do other things that the other party may reasonably request to carry out and give full effect to the terms, conditions, and intent of this Agreement.

10.       ENUREMENT

10.1 This Agreement will enure to the benefit of and be binding on the parties to this Agreement and their respective personal representatives, successors, and permitted assigns.

11.       LAW

11.1 This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties irrevocably attorn to the courts of British Columbia.


     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.


ABLE AUCTIONS (1991) LTD.
Per:


---------------------------------
Authorized Signatory



---------------------------------
RUTH E. SMALLWOOD

                              EMPLOYMENT AGREEMENT

THIS AGREEMENT is made effective the 20th day of September, 1999.

BETWEEN:

          ABLE AUCTIONS (1991) LTD., a company incorporated under the laws of British Columbia and having its head office located 3112 Boundary Road, Burnaby, British Columbia, V5M 4A2

          (the "Company")

                                                               OF THE FIRST PART

AND:

          RICHIE SMALLWOOD, of 23038 Fraser Highway, Langley,
          British Columbia, V2Z 2V1

          ("Smallwood")

                                                              OF THE SECOND PART

WHEREAS:

A. The Company is an auctioneer and liquidator of a broad range of office equipment, furniture, and industrial equipment;

B. Under an asset purchase agreement dated for reference September 20, 1999 (the "Asset Purchase Agreement"), the Company purchased all of the property, assets, and undertaking of the business of Ross Auctioneers & Appraisers Ltd. ("Ross"), being the auction of tools, vehicles, industrial equipment, government surplus equipment, and police seized goods (the "Business");

E. Pursuant to the Asset Purchase Agreement, the Business became a division of the Company effective September 20, 1999; and

D. The Company has agreed to continue to employ Smallwood in the Business and Smallwood has agreed to accept that employment, subject to the terms and conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, for valuable consideration, the parties mutually agree as follows:

1.        EMPLOYMENT

1.1 Subject to the terms and conditions of this Agreement, the Company employs Smallwood to perform the duties set out in section 2.1 (the "Duties").

1.2 Smallwood's obligation to perform the Duties and the Company's obligation to pay the remuneration to Smallwood will commence on September 20, 1999 (the "Effective Date") and will continue until September 30, 2004 unless earlier terminated in accordance with Article 5 of this Agreement (the "Term").

1.3 The Company may, at its option, renew this Agreement at the end of the Term for an additional term or as negotiated by the parties. If the Company elects not to renew this Agreement at the end of the Term, the Company will pay the sum of $20,000 to Smallwood on the last business day of the Term.

2.        DUTIES

2.3 Smallwood will use his best efforts to serve the Company as manager of industry operations and, in that capacity, will perform any duties and exercise any powers that may from time to time be directed by the Company's Board of Directors, subject always to the control and direction of the Board.

2.2 Smallwood will perform the Duties in a diligent, professional, and efficient manner to preserve and enhance the Company's corporate image and will faithfully devote the time, effort, and ability necessary to perform the Duties.

3.        REMUNERATION

3.1 The Company will pay Smallwood $1,668 for the period September 20 to September 30, 1999. Beginning October 1, 1999, the Company will pay Smallwood at the monthly rate of $5,000, payable in two equal instalments (less applicable source deductions) on the 15th day (or the business day immediately before the 15th day, if the latter is not a business day) and the last business day of each month during the Term.

3.2 The Company will pay all reasonable expenses actually and properly incurred by Smallwood in connection with his performance of the Duties against delivery to the Company of invoices evidencing those expenses.

3.3       The Company will pay Smallwood a cash bonus as follows:

     (a) $10,000 if gross revenues from the Business in any fiscal year of the Company are at least CDN$1,500,000; or

     (b) $25,000 if gross revenues from the Business in any fiscal year of the Company are at least CDN$2,500,000, payable within 14 days of the date of completion of the audit and Board approval of the Company's financial statements for that fiscal year.

4.        RELATIONSHIP OF THE PARTIES

4.1 The Duties are personal in character and Smallwood cannot assign either this Agreement or any rights or benefits arising under this Agreement. In performing the Duties, Smallwood will operate as and will have the status of an employee and will not act or hold himself out as or be an agent or partner of the Company.

5.        TERMINATION AND RENEWAL

5.3 During the Term, the Company may terminate this Agreement and the employment of Smallwood at any time for "just cause" by giving written notice to Smallwood. For the purpose of this Agreement, "just cause" is defined as:

     (a) the wilful and continued failure by Smallwood to substantially perform the Duties 10 days after a written demand for substantial performance is delivered to Smallwood, which demand specifically identifies the manner in which Smallwood has not substantially performed his duties and responsibilities;

     (b) any dishonesty on the part of Smallwood that materially affects the Company;

     (c) the conviction of Smallwood for any crime involving moral turpitude, fraud, or misrepresentation; and

     (d)  any wilful and intentional act on Smallwood's  part that  demonstrably
          and  materially   injures  the  reputation,   business,   or  business
          relationships of the Company.

5.2 Smallwood may terminate this Agreement if, without his express written consent, the Company breaches any material terms of this Agreement and fails to remedy that breach within 10 days of Smallwood's written notice to the Company.

5.3 On termination of this Agreement for any reason, Smallwood will deliver to the Company all documents pertaining to the Company or its business, including without limitation all correspondence, reports, contracts, data bases related to the Company, and anything included in the definition of "Work Product" set out in section 6.1.

6.        CONFIDENTIALITY

6.1 All reports, documents, customer lists, concepts, and products, together with any business contracts or any business opportunities prepared, produced, developed, or acquired by Smallwood, directly or indirectly, in connection with Smallwood's performance of the Duties (collectively, the "Work Product") will belong exclusively to the Company or any of its affiliates, as appropriate (collectively, the "Ableauctions Companies"), which will be entitled to all rights, interest, profits, or benefits in respect of the Work Product.

6.2 Smallwood will not make any copies, summaries, or other reproductions of any Work Product without the Company's express written permission, provided that the Company permits Smallwood to maintain one copy of the Work Product for his own use.

6.3 Smallwood will not disclose any information, documents, or Work Product which Smallwood develops or to which Smallwood may have access by virtue of his performance of the Duties to any person not expressly authorized in writing by the Company for that purpose. Smallwood will comply with any directions that the Company may make to ensure the safeguarding or confidentiality of all information, documents, and Work Product.

6.4 Smallwood will not disseminate or distribute any of the Work Product or any other written or printed information about the Ableauctions Companies or their business to the media, members of the public, shareholders of the Ableauctions Companies, prospective investors, members of the investment or brokerage community, securities regulators, or any other third party, without the Company first reviewing and approving the Work Product or other information before dissemination or distribution.

6.5. Smallwood and his agents, employees, consultants, or associates (collectively, the "Smallwood Associates") will not, during the Term and for one year following termination of the Term, either directly or indirectly as a member or associate of any person, make any use of any confidential information for the purpose of soliciting the business of any customer or former customer of the Ableauctions Companies, or for the purpose of appropriating any business opportunity whatsoever available to or which might be available to the Ableauctions Companies. The term "associates" as used above will have the meaning ascribed to it in the Company Act (British Columbia).

6.6 Smallwood acknowledges and agrees that the confidential information is and will be of a special and unique character, the loss of which cannot be reasonably, readily, or accurately calculated in monetary terms. Accordingly, the Ableauctions Companies will be entitled to injunctive or other equitable relief to prevent or cure any breach or threatened breach of this Agreement by Smallwood. Resort to equitable relief, however, will not be construed to be a waiver of any other right or remedy which the Ableauctions Companies may have for damages or otherwise.

6.7 Smallwood agrees that during the Term and for one year following the termination of the Term, neither he nor any of the Smallwood Associates will:

     (a) encourage or entice any persons who are employees, contractors, or suppliers of the Ableauctions Companies during the Term of this Agreement, or who were employees, contractors, or suppliers of the Ableauctions Companies at any time within the 30 days preceding the date of this Agreement, to seek employment or service or contracts for supply with persons other than the Ableauctions Companies; or

     (b) offer employment or service or contracts, directly or indirectly, to any persons who are employees, contractors, or suppliers of the Ableauctions Companies during the Term of this Agreement, or who were employees, contractors, or suppliers of the Ableauctions Companies at any time within the 30 days preceding the date of this Agreement.

6.8 On termination of this Agreement, Smallwood will furnish to the Company a certificate in a form approved by the Company's solicitors which declares that Smallwood has not:

     (a) divulged, disclosed, distributed, or otherwise made available to any person any confidential information; or

     (b)  reproduced or made any use whatsoever of any confidential information;
          or

     (c) acted contrary to the provision of the above; except with the Company's prior written consent.

The remedies afforded to the Ableauctions Companies by this Agreement will be cumulative and not alternative and will be in addition to and not in substitution for any other rights and remedies available to the participants at law or in equity, including the remedy of injunctive relief.

7.        NON-COMPETITION CLAUSE

7.1 Smallwood, on his own behalf and on behalf of the Smallwood Associates except for Bryan Wilkins and Shawnna Ayers, agrees with the Company that he will not, except as an employee of the Company or any of its affiliates:

     (a) at any time during the Term or any other association with an affiliated company and during any notice period while Smallwood is receiving remuneration from the Company or an affiliated company, or

     (b) for a period of one year, where the Term or the association of Smallwood with an affiliated company is terminated for whatever reason,

either individually or in a partnership or jointly or in conjunction with any person, firm, corporation, government, association, or syndicate (a "Business Entity") as principal, agent, employee, director, officer, consultant, or in any other manner, carry on or be engaged in any Business Entity engaged in or concerned with or interested in the Business or any other business of the Ableauctions Companies within the Lower Mainland of British Columbia.

8.        NOTICES

8.1 Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing. This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within three business days from the date of posting if mailed from Vancouver, British Columbia.

9.        FURTHER ASSURANCES

9.1 Each party will at any time and from time to time, at the other's request, sign and deliver other documents and do other things that the other party may reasonably request to carry out and give full effect to the terms, conditions, and intent of this Agreement.

10.       ENUREMENT

10.1 This Agreement will enure to the benefit of and be binding on the parties to this Agreement and their respective personal representatives, successors, and permitted assigns.

11.       LAW

11.1 This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties irrevocably attorn to the courts of British Columbia.


     IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.


ABLE AUCTIONS (1991) LTD.
Per:


---------------------------------
Authorized Signatory



---------------------------------
RICHIE SMALLWOOD